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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                            CHIEF EXECUTIVE OFFICER
                       OF OIL STATES INTERNATIONAL, INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Douglas E. Swanson, President and Chief Executive Officer of Oil States International, Inc. (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                /s/ Douglas E. Swanson
                                                -------------------------------
                                                Name:    Douglas E. Swanson
                                                Date:    August 12, 2003